EXHIBIT 10.5

THIS AGREEMENT SHALL NOT BE BINDING

UPON THE PORT AUTHORITY UNTIL DULY

EXECUTED BY AN EXECUTIVE OFFICER

THEREOF AND DELIVERED TO THE LESSEE

BY AN AUTHORIZED REPRESENTATIVE OF THE

PORT AUTHORITY

Newark International Airport

Supplement No. 18

Port Authority Lease No. ANA-170

EIGHTEENTH SUPPLEMENTAL AGREEMENT

THIS AGREEMENT, made as of May 18, 2001 (the "Effective Date") (sometimes referred to as "Eighteenth Supplemental Agreement" or as "Supplement No. 18" of the Lease) by and between THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter referred to as "the Port Authority") and CONTINENTAL AIRLINES, INC., a corporation of the State of Delaware, (hereinafter referred to as "the Lessee"),

WITNESSETH, That:

WHEREAS, the Port Authority and People Express Airlines, Inc. as of January 11, 1985 entered into an agreement of lease covering certain premises, rights and privileges at and in respect to Newark International Airport (hereinafter called the "Airport") as therein set forth (said agreement of lease as heretofore supplemented and amended is hereinafter called the "Lease");and

WHEREAS, the Lease was thereafter assigned by said People Express Airlines, Inc. to the Lessee pursuant to an Assignment of Lease with Assumption and Consent Agreement entered into among the Port Authority, the Lessee and said People Express Airlines, Inc. and dated August 15, 1987; and

WHEREAS, a certain Stipulation between the parties hereto was heretofore submitted for approval of the United States Bankruptcy Court for the District of Delaware ("the Bankruptcy Court") covering the Lessee's assumption of the Lease as part of the confirmation of its reorganization plan in its Chapter 11 bankruptcy proceedings and as debtor and debtor in possession pursuant to the applicable provisions of the United States Bankruptcy Code as set forth in and subject to the terms and conditions of said Stipulation (said Stipulation being hereinafter referred to as the "Stipulation"); and

WHEREAS, the Stipulation and the Lessee's assumption of the Lease was approved by the Bankruptcy Court by an Order thereof dated the 1st day of October, 1993; and

WHEREAS, the Port Authority and the Lessee desire to amend the Lease in certain respects as hereinafter set forth;

NOW, THEREFORE, in consideration of the covenants and mutual agreements herein contained, the Port Authority and the Lessee hereby agree to amend the Lease, effective as of the Effective Date, as follows:

1. (a) With respect to the passenger loading bridges which are referred to in the Lease as the "42 passenger loading bridges" for which Port Authority construction advances were made pursuant to Sections 2 and 6 of the Lease (hereinafter sometimes referred to as the "Section 2 loading bridges"), it is hereby recognized that the Lessee has advised the Port Authority that, based on a change in the operating plan for the premises including greater utilization of wide-bodied aircraft, certain additional modifications and removal work are required; the same to be performed by the Lessee under Tenant Alteration Applications which have been or shall be submitted by the Lessee for approval by the Port Authority (said Tenant Alteration Applications if, as and when approved by the Port Authority being herein called the "Alteration Applications); with said work consisting of (i) the removal from the premises of twelve 12 of the Section 2 passenger loading bridges including the transfer of the title thereof to the Lessee and the disposition of the same by the Lessee. Said twelve (12) loading bridges being identified by gate number at the C-1 and C-2 portions of the premises (as defined in Supplement No. 17 of the Lease) and by serial number ("2001 Removed Loading Bridges") as follows:

2001 Removed Loading Bridges List

Loading Bridge Location--Gate Loading Bridge Serial Number

(1) 70 WS500R-43

(2) 72 WS500R-42

(3) 81 WS500R-44

(4) 83 WS500R-48

(5) 85 WS500R-60

(6) 94 WS500R-39

(7) 105 WS500R-35

(8) 107 WS500R-36

(9) 74 WS903-19

(10) 80 WS903-16

(11) 82 WS903-49

(12) 110 WS903-18

; and (ii) the refurbishment by the Lessee at its sole cost and expense of the following two (2) loading bridges, which shall remain the property of the Port Authority;

Refurbished bridges at C-1 C-2 portion of the premises:

Refurbished Loading Bridge Location--Gate Loading Bridge Serial Number

(A) 114 WS500R-52

(B) 115 WS500R-53

; and (iii) the installation in the C-1 and C-2 portions of the premises, at the Gate Positions listed in the foregoing clause (i), of twelve (12) new passenger loading bridges (as hereinafter described) ("C-1C-2 New Loading Bridges") to replace the 2001Removed Loading Bridges: as follows:

2001 C-1C-2 New Loading Bridges

Loading Bridge Location--Gate Loading Bridge Serial Number

1. 70 39477

2. 72 39478

3. 74 39451

4. 80 39453

5. 81 39479

6. 82 39454

7. 83 39480

8. 85 39481

9. 94 39482

10. 105 39483

11 107 39484

12 110 39452

, and provided that such C-1C-2 New Loading Bridges shall not be deemed to constitute Schedule 1 Terminal Fixtures (as defined in Paragraph 53 of Supplement No. 17 of the Lease) under the Lease.

The Lessee represents and warrants to the Port Authority that the four C-1 C-2 New Loading Bridges at Gates 74, 80, 82 and 110 that are listed as numbers 3, 4, 6, and 12 in this clause (iii) were purchased and installed at the C-1 C-2 portion of the premises by the Lessee with its own funds and that the Lessee has and shall retain title thereto; and the Lessee further represents and warrants to the Port Authority that by a bill of sale (a copy of which is attached hereto) the Lessee obtained title to said four loading bridges. The Lessee further represents and warrants to the Port Authority that the eight C-1 C-2 New Loading Bridges that are listed as numbers 1, 2, 5, 7, 8, 9, 10, and 11 in this clause (iii) were acquired and installed by the Lessee in the C-1 C-2 portion of the premises using proceeds of NJEDA (New Jersey Economic Development Authority) bond financing ( Continental Airlines, Inc. Project, Series 1999), that title to said eight loading bridges vested in the NJEDA and were subleased to the Lessee by NJEDA subject to the Lease and to that certain Consent Agreement dated September 1, 1999 entered into among the Port Authority, the Lessee, the NJEDA and the trustee named therein (The Chase Bank of Texas, National Association) covering the Port Authority's consent to the document titled "Lease Agreement (Concourse C-1, C-2 and A-2)" which provided for such vesting of title in the NJEDA and for such subleasing by NJEDA to the Lessee; and that the C-1C-2 New Loading Bridges shall remain the property of the Lessee or of the NJEDA, as aforesaid, subject to the Lease including without limitation Sections 34 and 74 thereof.

(b) By the execution of this Supplemental Agreement title to the 2001 Removed Loading Bridges shall be deemed vested in the Lessee, and the Lessee shall, as part of the work under the Alteration Applications, remove, transport and dispose of the 2001 Removed Loading Bridges at the Lessee's sole cost and expense and in accordance with the terms of the Lease, including without limitation all applicable Environmental Requirements (as defined in the Lease) and the Alteration Applications. The Lessee shall install the C-1C-2 New Loading Bridges, and perform all associated and related work, at the C-1C-2 Gate Positions listed in the foregoing List immediately upon the Lessee's removal from the premises of the 2001 Removed Loading Bridges, and shall perform such installation at its sole cost and expense and in accordance with the terms of the Lease, including without limitation all applicable Environmental Requirements (as defined in the Lease) and the Alteration Applications. The Port Authority shall not be responsible for any costs or expenses of any type whatsoever for or in connection with the said transfer of title or removal, transport or disposal of the 2001 Removed Loading Bridges or the said installation of the C-1C-2 New Loading Bridges.

It is specifically understood and agreed that none of the costs and expenses of the foregoing shall be or become part of the cost of the construction work (as defined in Section 6 of the Lease) or part of the Construction Advance Amount (as defined in Section 6 of the Lease). It is further expressly understood and agreed that the transfer of title to the Lessee and removal, transporting and disposal of the 2001 Removed Loading Bridges by the Lessee shall not result in any recomputation, adjustment or reduction of any construction advance, or the Construction Advance Amount or the Base Annual Rental or any component thereof, and shall not create or entitle the Lessee to any abatement, adjustment or reduction of any rentals or charges under the Lease, and shall not create or entitle the Lessee to any other claim against the Port Authority whether under this Lease or otherwise.

(c) It is expressly understood and agreed that, from and after the Effective Date of this Supplement No. 18 to the Lease, all references to the 42 passenger loading bridges in the Lease shall be deemed to mean the 42 passenger loading bridges as reduced in number and modified pursuant to the provisions of Paragraph 4 of Supplement No. 7 to the Lease, Paragraph No. 9 of Supplement No. 8 to the Lease, Paragraph 4 of Supplement No. 12 to the Lease and as reduced by the removal of the twelve (12) 2001Removed Loading Bridges pursuant to the provisions of this Paragraph 1 of this Supplement No. 18.

(d) The Port Authority makes no representations, warranties or guarantees as to 2001Removed Loading Bridges or any of them or any aspect or component thereof. The Lessee shall and hereby takes title to and accepts the 2001Removed Loading Bridges in their "as is" condition and title thereto shall be deemed to pass to the Lessee upon the Lessee's removal thereof from the premises in accordance with the terms of this Supplement No. 18 including but not limited to the requirement for the installation by the Lessee of the C-1C-2 New Loading Bridges at the designated C-1C-2 Gate Positions listed above; and the Lessee expressly accepts, acknowledges and agrees that the Port Authority makes no representations, warranties or guarantees as to the 2001Removed Loading Bridges or any of them or any aspect or component thereof. The Lessee shall be responsible for and pay all costs and expenses , including without limitation, any and all sales or other taxes, of or pertaining to the transfer of title to the 2001Removed Loading Bridges and the transporting, storage and disposal thereof.

2. Section 34 of the Lease entitled "Personal Property", as previously amended, is hereby further amended as follows: The first line of paragraph (a) thereof (as amended by and set forth in Supplement No. 17 of the Lease) shall be deemed amended to read as follows:

"All personal property (including trade fixtures and the C-1C-2 New Loading Bridges, as defined in Supplement No. 18 of the Lease, but specifically excluding the Schedule 1 Terminal Fixtures, and excluding Port Authority owned loading bridges and other Port Authority owned property as mentioned below) removable".

3. Section 74 of the Lease entitled "Purchase of Property", as previously amended, is hereby further amended as follows: The sixth (6th) line thereof shall be deemed amended to read as follows:

"C-1C-2New Loading Bridges (as defined in Supplement No. 18 of the Lease) flight information display system".

4. Correction of errata in Supplement No. 17: Subparagraph (a) (1) of Paragraph 47 of Supplement No. 17 of the Lease (which contains amendments to Subdivision II of Section 85 of the Lease) are hereby corrected to read as follows:

Paragraph (a) and the first two lines of paragraph (b) of said Subdivision II of Section 85 including the designation thereof as '(b)' shall be deemed deleted therefrom and the following shall be deemed inserted immediately preceding subparagraph (i) thereof:

"The 'Assumable Maintenance and Repair Effective Date' shall be the date, from time to time, determined as follows:".

5. Each party represents and warrants to the other that no broker has been concerned in the negotiation of this Eighteenth Supplemental Agreement and that there is no broker who is or may be entitled to be paid a commission in connection therewith. Each party shall indemnify and save harmless the other party of and from any and all claims for commissions or brokerage made by any and all persons, firms or corporations whatsoever for services provided to or on behalf of the indemnifying party in connection with the negotiation and execution of this Eighteenth Supplemental Agreement.

6. No Commissioner, director, officer, agent or employee of any party to this Eighteenth Supplemental Agreement shall be charged personally or held contractually liable by or to any other party under any term or provision of this Eighteenth Supplemental Agreement or of any supplement, modification or amendment to the Lease or because of its or their execution or attempted execution or because of any breach or alleged or attempted breach thereof.

7. As hereby amended, all of the terms, covenants, provisions, conditions and agreements of the Lease shall be and remain in full force and effect.

8. This Eighteenth Supplemental Agreement and the Lease which it amends constitute the entire agreement between the Port Authority and the Lessee on the subject matter, and may not be changed, modified, discharged or extended except by instrument in writing duly executed on behalf of both the Port Authority and the Lessee. The Lessee and the Port Authority agree that no representations or warranties shall be binding upon the other unless expressed in writing in the Lease or in this Eighteenth Supplemental Agreement.

IN WITNESS WHEREOF, the Port Authority and the Lessee have executed these presents as of the date first above written.

ATTEST: THE PORT AUTHORITY OF NEW YORK

AND NEW JERSEY

By

Secretary

(Title)

Seal

ATTEST: CONTINENTAL AIRLINES, INC.

By

Secretary

(Title) President

(Corporate Seal)

Ack. N.J.; Corp. & Corp.

STATE OF NEW YORK )

) ss.

COUNTY OF NEW YORK )

On the 12th day of February, 2003, before me, the subscriber, a notary public of New York, personally appeared Francis A. Dimola the Assistant Director, Aviation Dept. of THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY, who I am satisfied is the person who has signed the within instrument; and, I having first made known to him the contents thereof, he did acknowledge that he signed, sealed with the corporate seal and delivered the same as such officer aforesaid and the within instrument is the voluntary act and deed of such corporation made by virtue of the authority of its Board of Commissioners.

____________________

(notarial seal and stamp)

STATE OF TEXAS )

) ss.

COUNTY OF HARRIS )

On the 16th day of January, 2003, before me, the subscriber, a Notary Public, personally appeared Holden Shannon the V.P. President of Corporate Real Estate, CONTINENTAL AIRLINES, INC., who I am satisfied is the person who has signed the within instrument; and, I having first made known to him the contents thereof, he did acknowledge that he signed, sealed with the corporate seal and delivered the same as such officer aforesaid and the within instrument is the voluntary act and deed of such corporation made by virtue of the authority of its Board of Directors.

_______________________

(notarial seal and stamp)

CERTIFICATE OF OWNERSHIP TRANSFER

(BILL OF SALE)

KNOW ALL MEN BY THESE PRESENTS that FMC Corporation - Jetway Systems ("Jetway") located at 1805 W. 2550 S. Ogden, Utah, in consideration of payment by the Continental Airlines Newark Int'l Airport thereto and upon receipt of the full payment for equipment listed below does hereby grant, bargain, sell, transfer and deliver unto the Continental Airlines Newark Int'l Airport the following goods:

DESCRIPTION SERIAL NO. MODEL

Passenger Boarding Bridge 0G39451 A3 60/119 125R

Passenger Boarding Bridge 0G39452 A3 60/119 125R

Passenger Boarding Bridge 0G39453 A3 60/119 125R

Passenger Boarding Bridge 0G39454 A3 60/119 125R

Jetpower 400 H2 0G42584 90 KvA

Jetpower 400 H2 0G42585 90 KvA

TO HAVE AND TO HOLD, all of the goods to Continental Airlines/Newark Int'l Airport and its successors and assigns for its use forever.

Jetway Systems covenants with the Continental Airlines, Newark Int'l Airport that it is the lawful owner of the goods; that the goods are free from all encumbrances; that Jetway Systems has good right to sell the goods; and that Jetway Systems warrants that it will defend the goods against all lawful claims and demands of all persons whomsoever. Jetway Systems will deliver the goods to the Continental Airlines, Newark Int'l Airport in coordination with the schedule for the Continental Airlines, Newark Int'l Airport Corporation construction Project.

Dated this 16th day of March, 2001.

FMC Corporation - Jetway Systems

By: _________________________

James R. Yeckley

Its: Director, Contracts

STATE OF UTAH )

) SS.

COUNTY OF WEBER )

The foregoing instrument was acknowledged before me this 16th day of March 2001 by James A. Yeckley, who executed the foregoing instrument.

NOTARY PUBLIC ___________________ MY COMMISSION EXPIRES______